UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2020

Jerrick Media Holdings, Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-51872	87-0645394
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

2050 Center Avenue, Suite 640

Fort Lee, NJ 07024

(Address of principal executive offices)

(201) 258-3770

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective June 29, 2020, the board of directors of Jerrick Media Holdings, Inc. (the “Company”) appointed Chelsea Pullano as Chief Financial Officer of the Company.

Set forth below is the biographical information of Ms. Pullano, as required by Item 401 of Regulation S-K.

Chelsea Pullano, age 29, has a long history of leadership at Jerrick, serving as a member of the Company’s Management Committee for 4 years. Prior to her current role, Ms. Pullano was an integral member of the Company’s finance department since 2017, most recently serving as Head of Corporate Finance, a role in which she coordinated the Company’s periodic reports under the Securities Exchange Act of 1934, as amended, and other financial matters. Prior to joining the Finance department, Ms. Pullano was a member of the Company’s operations team from 2015 to 2017. She holds a B.A. from the State University of New York College at Geneseo.

Item 8.01	Other Events.

On June 29, 2020, the Company issued a press release announcing the appointment of Ms. Pullano as Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information in this Item 8.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in any such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release, dated June 29, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JERRICK MEDIA HOLDINGS, INC.

Dated: June 29, 2020	By:	/s/ Jeremy Frommer
Jeremy Frommer
Chief Executive Officer